Exhibit 10.1

AMENDMENT TO LOAN AND SECURITY AGREEMENT

This AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of January 25, 2018, by and among XPLORE TECHNOLOGIES CORP. (“Technologies”), XPLORE TECHNOLOGIES CORPORATION OF AMERICA (“XTCA” and together with Technologies, each a “Borrower” and collectively, the “Borrowers”),  XPLORE TECHNOLOGIES INTERNATIONAL CORP. (“Guarantor”), and BANK OF AMERICA, N.A. (“Lender”).
W I T N E S S E T H :

WHEREAS, the parties hereto have entered into a Loan and Security Agreement dated as of April 17, 2017 (as amended or otherwise modified from time to time, the “Loan Agreement”) and various instruments, guaranties, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, substituted, modified or supplemented from time to time, collectively, the “Loan Documents”); and
WHEREAS, Borrowers and Lender have agreed to amend certain provisions of the Loan Agreement, and Lender is willing to do so, subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.          DEFINITIONS.
1.1          Definitions in Loan Agreement.  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.
SECTION 2.          AMENDMENTS
2.1          The definition of “Financial Covenant Trigger Period” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Financial Covenant Trigger Period: the period (a) commencing on the day that (i) a Default or Event of Default occurs, or (ii) the sum of Availability, minus the aggregate amount of Borrower’s accounts payables stretched beyond their customary payment practices, is less than the greater of (x) 20% of the Borrowing Base and (y) $3,333,333; and (b) continuing until, during each of the preceding sixty (60) consecutive days, (i) no Default or Event of Default has existed and (ii) the sum of Availability, minus the aggregate amount of Borrower’s accounts payables stretched beyond their customary payment practices, has been more than the greater of (x) 20% of the Borrowing Base and (y) $3,333,333.”
2.2          The definition of “Increased Examination Trigger Period” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
 “Increased Examination Trigger Period: the period (a) commencing on the day that (i) a Default or Event of Default occurs, or (ii) the sum of Availability, minus the aggregate amount of Borrower’s accounts payables stretched beyond their customary payment practices, for each of the preceding five (5) consecutive days has been less than the greater of (x) 20% of the Borrowing Base and (y) $3,333,333; and (b) continuing until, during each of the preceding sixty

(60) consecutive days, (i) no Default or Event of Default has existed and (ii) the sum of Availability, minus the aggregate amount of Borrower’s accounts payables stretched beyond their customary payment practices, has been more than the greater of (x) 20% of the Borrowing Base and (y) $3,333,333.”
2.3          The definition of “Increased Reporting Trigger Period” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
 “Increased Reporting Trigger Period: the period (a) commencing on the day that (i) a Default or Event of Default occurs, or (ii) the sum of Availability, minus the aggregate amount of Borrower’s accounts payables stretched beyond their customary payment practices, for each of the preceding five (5) consecutive days has been less than the greater of (x) 20% of the Borrowing Base and (y) $3,333,333; and (b) continuing until, during each of the preceding sixty (60) consecutive days, (i) no Default or Event of Default has existed and (ii) the sum of Availability, minus the aggregate amount of Borrower’s accounts payables stretched beyond their customary payment practices, has been more than the greater of (x) 20% of the Borrowing Base and (y) $3,333,333.”
2.4          The definition of “Maximum Revolver Amount” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Maximum Revolver Amount: $20,000,000.”
2.5          The definition of “Revolver Termination Date” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Revolver Termination Date: January 25, 2021.”

2.6          Section 3.2.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“3.2.4          Administrative Fee:  On the Closing Date and on each anniversary thereof, Borrowers shall pay to Lender an administrative fee of $10,000.”

SECTION 3.           AMENDMENT AND EXTENSION FEE
On the date hereof, in consideration of the amendments to the Loan Agreement requested by Borrowers and agreed to by Lender, Borrowers shall pay to Lender an amendment and extension fee in the amount of $20,000 (the “Amendment and Extension Fee”).  The Amendment and Extension Fee shall be fully earned, due and payable on the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever.
SECTION 4.           PROVISIONS OF GENERAL APPLICATION
4.1          Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to the Lender by Borrowers and the Guarantor and are in full force and effect, as modified hereby.

4.2          Conditions to Effectiveness.  The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Lender of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantor, and Lender.
4.3          Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.  The Loan Agreement and this Amendment shall be read and construed as one agreement.
4.4          Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.
4.5          Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
4.6          Governing Law.  THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
4.7          Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of a signature page hereto by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Loan and Security Agreement as of the date first written above.

Borrowers:

XPLORE TECHNOLOGIES CORP., as a Borrower

By:                    /s/ Tom Wilkinson
Name: Tom Wilkinson
Title:  CEO

XPLORE TECHNOLOGIES CORPORATION OF AMERICA, as a Borrower

By:                    /s/ Tom Wilkinson
Name: Tom Wilkinson
Title: CEO

Guarantor:

XPLORE TECHNOLOGIES INTERNATIONAL CORP., as a Guarantor

By:                    /s/ Tom Wilkinson
Name: Tom Wilkinson
Title: CEO

Lender:

BANK OF AMERICA, N.A., as Lender

By:                    /s/ Lauren Trussell
Name:  Lauren Trussell
Title: Vice President

Amendment to Loan and Security Agreement